SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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eAUTOCLAIMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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eAUTOCLAIMS, INC.

110 E. Douglas Road

Oldsmar, Florida 34677

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 14, 2007

The Annual Meeting of Stockholders of eAutoclaims, Inc., a Nevada corporation, will be held at 10:00 a.m., Eastern Standard Time, on Thursday, December 20, 2007 at 110 East Douglas Road, Oldsmar, Florida for the following purposes:

1.	To elect five directors to serve until their successors are elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Further information regarding the meeting and the above proposals is set forth in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on October 22, 2007 as the record date for the meeting, and only holders of common stock of record at such time will be entitled to vote at the Annual Meeting or any adjournments thereof. You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, we urge you to mark, sign, date and promptly return the enclosed proxy so that your shares will be represented at the meeting.

By order of the Board of Directors

/s/	Larry C. Colton

Larry C. Colton

Secretary

November 12, 2007

eAUTOCLAIMS, INC.

110 E. Douglas Road

Oldsmar, Florida 34677

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

This Proxy Statement and accompanying Proxy Card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of eAutoclaims, Inc., a Nevada corporation (the “Company”), for use at the 2007 Annual Meeting of Stockholders of the Company to be held at 110 East Douglas Road, Oldsmar, Florida 34677, at 10:00 a.m., Eastern Standard Time, on Thursday, December 20, 2007, and at any adjournments thereof (such meeting or adjournment(s) thereof referred to as the “Annual Meeting”), for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy card are first being mailed to stockholders on or about November 14, 2007.

Voting Securities and Voting Rights

The close of business on October 22, 2007, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 93,927,940 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a stockholder vote at the Annual Meeting. Stockholders may not cumulate their votes for the election of Directors. Directors shall be elected by a plurality of the votes of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have no effect on the outcome of the vote on Item 1. Broker non-votes will not be counted in tabulations of the votes cast on Item 1 and will have no effect on the outcome of the vote.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted FOR THE ELECTION OF THE NOMINEES NAMED HEREIN. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (i) by the execution and submission of a revised proxy, (ii) by written notice to the Corporate Secretary of the Company or (iii) by voting in person at the Annual Meeting.

Solicitation

The Company will pay for the cost of this solicitation and may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or email, without additional compensation.

Delivery of Proxy Materials and Annual Report to Households

The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as “householding.” Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company’s Annual Report and this proxy statement.

If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

Beneficial owners who reside at a shared address, at which a single copy of the Company’s Annual Report and this proxy statement is delivered may obtain a separate Annual Report and/or proxy statement without charge by sending a written request to: eAUTOCLAIMS, INC., 110 East Douglas Road, Oldsmar, Florida 34677, Attention: Investor Relations, or by calling the Company at (813) 749-1020. The Company will promptly deliver an Annual Report and proxy statement upon request.

Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternately, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

Annual Report and Other Matters

Our Form 10-KSB for the fiscal year ended July 31, 2007, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about the Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Report of the Audit Committee” below shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

WE WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JULY 31, 2007 AS FILED WITH THE SEC. ANY EXHIBITS LISTED IN THE REPORTS ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY US IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR SECRETARY AT OUR EXECUTIVE OFFICES SET FORTH IN THIS PROXY STATEMENT.

INFORMATION ABOUT THE ANNUAL MEETING

Who is entitled to vote?

The record date for the meeting is October 22, 2007. Only stockholders of record at the close of business on that date are entitled to vote at the meeting.

Am I entitled to vote if my shares are held in “street name”?

Yes, if a bank or brokerage firm holds your shares in street name for you, you are considered the “beneficial owner” of the shares. If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct the record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.

What if I do not give my bank or brokerage firm voting instructions for my shares held in “street name”?

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” For purposes of this annual meeting, the Company has determined that the election of directors (Proposal 1), is a routine matter. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal.

May I attend the annual meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the annual meeting. If you are not a record holder, however, you may not attend the meeting or vote your shares in person at the meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares. See “Who can attend the meeting?” below.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of our outstanding shares as of the record date, will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy or the chairman of the meeting may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice may be given.

How do I vote if I am a registered stockholder?

1. You may vote by mail. If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope. Your proxy will then be voted at the annual meeting in accordance with your instructions.

2. You may vote by Internet. If your shares are held in the name of a broker, bank or other nominee: Vote your Company shares over the Internet by accessing the website given on the proxy card you received from such broker, bank or other nominee. You will need the control number that appears on your proxy card when you access the web page.

NOTE:  If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you via the Internet. We strongly encourage you to enroll in Internet delivery. It is a cost-effective way for us to send you proxy materials and annual reports.

3. You may vote in person at the meeting. If you are a registered stockholder and attend the meeting you may deliver your completed proxy card in person.

What materials should I be receiving in connection with the meeting?

You will receive this proxy statement and the accompanying form of proxy. In addition you will receive a copy of our Form 10-KSB for July 31, 2007.

In order to reduce printing and postage costs, ADP Investor Communication Services, or ADP, which handles the mailing of our proxy materials to those who hold our shares through a broker or bank or in “street name,” has undertaken an effort to deliver only one proxy statement to multiply stockholders who hold their shares in street name and who share the same address. This delivery method, called “householding,” is not being used, however, if ADP has received contrary instructions from one or more of our stockholders who share an address. We do not provide for householding directly for stockholders of record.

If your household has received only one proxy statement, we will promptly deliver a separate copy of the proxy statement at no charge to any stockholder who sends a written request to us at 110 E. Douglas Road, Oldsmar, Florida 34677, Attn: Larry Colton. You may also notify ADP that you would like to receive separate copies of our proxy statements in the future by writing or calling your bank or broker. Even if your household has received only one proxy statement, a separate proxy card should have been provided for each stockholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of our proxy statement, you may request the delivery of a single copy in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from eAUTOCLAIMS, INC. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures, are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that eAUTOCLAIMS, INC. is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Who can attend the meeting?

Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting.

If your shares are held in street name and you wish to attend the meeting and/or vote in person, you must bring your broker or bank voter instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport.

Security measures will be in place at the meeting and briefcases, handbags and packages are subject to inspection. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted or, if admitted, will be required to leave.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote any time before your vote is cast at the meeting:

•	by submitting another properly completed proxy card with a later date;

•	by voting by telephone or on the Internet (your latest telephone or Internet vote is counted); or

•

if you are a registered stockholder, by giving written notice of such revocation to the Secretary of eAUTOCLAIMS, INC. prior to or at the meeting. If notice is to be given prior to the meeting, please send it to: eAUTOCLAIMS, INC., 110 East Douglas Road, Oldsmar, Florida 34677, Attention: Larry Colton, CFO. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Who will count the votes?

Our transfer agent, Equity Transfer Services, Inc., will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the board of directors recommend that I vote on the proposals?

The board recommends that you vote “FOR” each proposal in this proxy statement.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the five nominees to the board of directors.

Will any other business be conducted at the meeting?

We are not aware of any other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, your proxy (one of the individuals named on your proxy card) will vote your shares in accordance with his best judgment if you so authorize.

How many votes are required to elect the director nominees (Proposal 1)?

The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote is required to elect the five nominees as directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holder will vote your shares for the substitute nominee, unless you have withheld authority.

How will abstentions and broker non-votes be treated?

Shares voting “abstain” have no effect on the election of directors. Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote.

ELECTION OF DIRECTORS

The Company’s bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors at no fewer than three or more than nine members. All directors are elected at each annual meeting of stockholders. Directors hold office for a term of one year or until their successors have been elected and qualified.

A board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. Four of the nominees currently are directors of our company. Larry Colton, our CFO, is a new nominee. Eric Seidel, our former CEO, will not be standing for re-election at this annual shareholders meeting. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

The following table sets forth certain information regarding our directors and nominees for directors.

Name	Age	Position
Jeffrey D. Dickson	64	President, Chief Executive Officer, Director
William Austin Lewis IV	31	Chairman of the Board
Christopher Korge	53	Director
John K. Pennington	52	Director
Larry C Colton	58	Chief Financial Officer, Director

Jeffrey D. Dickson:

Mr. Dickson has been President and Chief Executive Officer and director since January, 2007. Prior to that time Mr. Dickson served as our Chairman of the Board of Directors since June 2000. From May 1997 through November 1999, Mr. Dickson was the President and Chief Executive Officer of First American AMO. From February 1995 through May 1997, Mr. Dickson was the President and Chief Operating Officer of Salex Corporation. Mr. Dickson has served as an Executive Vice President of the American Bankers Insurance Group and President of Interloc Corp. Mr. Dickson has a BA in History from University of Colorado and is a graduate of the PMD program of the Harvard Graduate School of Business.

William Austin Lewis IV

Mr. Lewis was elected Chairman of the Board of Directors in January, 2007 and has been a Director since May, 2006. Since 2004, Mr. Lewis has been the Chief Executive Officer of Lewis Asset Management Corporation, an investment management company headquartered in New York. Prior to 2004, Mr. Lewis was an Account Manager for an investment partnership focusing on technology and research in various investment banking situations. Mr. Lewis holds a Bachelor of Science in Finance and a Bachelor of Science in Financial Economics from James Madison University.

Christopher Korge:

Mr. Korge has been a director since June 2000. He is the managing partner at the law firm of Korge & Korge, P.A., Miami, Florida. He received a J.D. degree from Temple School of Law in 1981 and a B.S. in Business Administration, from the University of Florida, in 1977. Mr. Korge’s firm represents several Fortune 500 corporations in various matters. Mr. Korge serves on numerous boards of directors and is a major shareholder in various companies, including two housing development companies and one ecommerce company, Intune Group Incorporated, a manufacturer and distributor of music merchandizing machines of which Mr. Korge is Chairman. Mr. Korge is Finance Vice Chairman of the Democratic National Committee. He is past Co-Chair of the Democratic National Committee Business Council.

John K Pennington:

Mr. Pennington has been a director since October 2004. He is founder, president and director since 2002 of Advantage Fund G.P. Limited, which serves as general partner of Canadian Advantage Limited Partnership and VC Advantage Limited Partnership, two technology investment funds. Mr. Pennington is also founder, president and director since 2001 of Canadian Equity Resources Corporation, a private investment firm. He holds a Bachelor of Arts (Economics) from Queen’s University, Kingston, Ontario, Canada and a Master of Business Administration from the University of Western Ontario, London, Ontario, Canada.

Larry C Colton.:

Mr. Colton has been Chief Financial Officer since May 1, 2005. He is a new nominee to our board of directors. Prior to becoming CFO, Mr. Colton was the Controller of eAutoclaims since December 2000. He has over 25 years experience in accounting and finance, having held a variety of positions in several industries. Between December 1997 and December 2000, prior to joining eAutoclaims, Mr. Colton was Vice President of an asset management division of Sky Financial Group. He holds a bachelor’s degree from Elmhurst College and a Masters of Business Administration degree from Northern Illinois University.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Company is managed in the best interest of its stockholders. The Directors oversee the Company’s business. As part of this process, the Directors consult with the Company’s independent auditors.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Compensation Committee that meet periodically and whose responsibilities are described below.

Our Board of Directors held eight (8) meetings during the fiscal year ended July 31, 2007. Each of our directors attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 2007, and (ii) the total number of meetings held by all committees of the Board of

Directors on which such person served during fiscal 2007.

Audit Committee

The Audit Committee, which held four meetings during fiscal 2007 to review the three 10QSBs and one 10KSB, acts on behalf of the Board to oversee all material aspects of the Company’s reporting, control and audit functions. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on Company processes for the management of the business/financial risk and for compliance with significant applicable legal, ethical and regulatory requirements. In addition, the Audit Committee reviews the adequacy of internal account, financial and operating controls and reviews the Company’s financial reporting compliance procedures. From August 1, 2006 through May 31, 2007 Mr. Pennington was Chairman of the Audit Committee and served with Mr. Korge and Mr. Dickson. From June 1, 2007 through the end of the fiscal year Mr. Pennington was Chairman of the Audit Committee and served with Mr. Lewis and Mr. Korge. None of our Audit Committee members is a financial expert as defined under Item 401(h) of Regulations S-B. However, currently all Audit Committee members are not part of the Company’s management. We are an OTC:BB issuer and, accordingly, are not currently required to have a financial expert on our board.

Compensation Committee

The Compensation Committee, which held two meetings during fiscal 2007 to review compensation issues, sets policy for compensation of all senior management and directors. From August 1, 2006 through May 31, 2007 Mr. Trbovich Jr. served as the Chairman of the Compensation Committee and served with Mr. Dickson and Mr. Korge. From June 1, 2007 through the end of the fiscal year Mr. Seidel was Chairman of the Compensation Committee and served with Mr. Lewis and Mr. Korge.

Nominating Committee

The Company does not currently have a standing nominating committee of the Board of Directors. Our independent directors act as the Company’s nominating committee.

Director Compensation

The following table presents information regarding compensation paid to our non-employee directors for our fiscal year ended July 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William Austin Lewis (2)		38,000	662			115,507	154,169

Christopher Korge		44,000	662				44,662

John Pennington		44,000	386				44,662

Nicholas Trbovich Jr. (1)		39,250	662				39,912

(1)	Mr. Trbovich resigned as Director in May, 2007
(2)	Mr. Lewis received $30,000 paid in stock upon becoming Chairman of the Board in January, 2007 plus $85,507 paid in stock for consulting services rendered throughout the fiscal year 2007
(3)	Option awards are the amount recognized in fiscal year 2007 as computed in accordance with SFAS 123(R). Option awards are valued at the fair value on the grant date using the Black-Scholes model.

Our outside Directors were paid an annual retainer of $25,000 each during the fiscal year ended July 31, 2007. All of the Directors receiving retainers were paid in Company Stock for these retainers. In addition, each Director was entitled to $1,250 worth of Common Stock to be issued on a quarterly basis at the fair market value as of the end of each quarter. The outside Directors and Chairman of the Board also receive $6,000 per year for attending board meetings and $4,000 per year for attending committee meetings. The committee fee is raised from $4,000 to $8,000 per year, if they are the Chairperson of the committee. All of these fees were paid in Company Stock. If the Directors do not attend one or more committee or board meetings, their compensation is reduced accordingly.

The outside Directors and Chairman of the Board are also compensated with stock options at various points throughout the year. All these options have an exercise price set at the fair market value of the stock on the date of the granting of the option. The options vest after one year and have a term of five years. For the fiscal year ended July 31, 2007, the outside Directors and Chairman of the Board received 12,500 options each quarter, which were issued on October 31, 2006, January 31, 2007, April 30, 2007 and July 31, 2007 at exercise prices of $0.15, $0.16, $0.13 and $0.16, respectively.

Management

The names of the Company’s executive officers who are not directors of the Company, or currently nominated to be directors, and certain biographical information furnished by them, are set forth below.

Name	Age	Position with the Company
Donald Thomas	41	Chief Information Officer

Donald Thomas, Chief Information Officer. Mr. Thomas joined eAutoclaims, Inc. on January 8, 2007. Prior to that Mr. Thomas spent the previous nine years at Fidelity National Information Services where he held a variety of positions in the Information Technology field, the most recent being Assistant Vice President of Technology. Mr. Thomas earned a BS in Computer Science from UCLA.

INFORMATION ABOUT EXECUTIVE COMPENSATION AND RELATED TRANSACTIONS

Summary Compensation Table

The following table shows the compensation paid or accrued by us for the fiscal years ended July 31, 2007 and 2006 to or for the account of: a) our Chief Executive Officer, b) each of our two (if applicable) most highly compensated executive officers who were serving as executive officers at the end of the most recently completed fiscal year and whose salary and bonus exceeded $100,000 per year or c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of our company at the end of the most recently completed fiscal year (collectively

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (6)	Option Awards ($) (4)	All Other Compensation ($)	Total ($)
Jeffrey D. Dickson (1)	2007	119,297	—	29,750-	468-	6,250-	155,765
President and CEO			—			—

Eric Seidel (2) (3)	2007	124,558	—	—	61,469	186,027
Former President and	2006	182,974	—	310,000	—	12,000	504,974
CEO

Larry Colton (5)	2007	122,328	—	7,800	—	4,800	134,928
CFO	2006	100,932		38,100		—	139,032

(1)

Mr. Dickson became CEO in January, 2007. From August 2006 until January 2007, he was Chairman of the Board. The Stock Award of $29,750 and the Option Award of $468 were compensation Mr. Dickson received while serving in the capacity of Chairman of the Board. All Other Compensation represents a monthly $750 auto allowance and a monthly $1,000 personal allowance paid to him after becoming CEO.

(2)

Mr. Seidel was CEO from August, 2006 until January 2007, after which he became Vice Chairman of the Board of Directors. Mr. Seidel will receive his annual salary of $170,000 through April, 2008 according to the terms of his employment agreement.

(3)

All Other Compensation for 2007 represents $45,769 paid to Mr. Seidel after April 2007 according to the terms of his employment agreement and $15,700 which represents a $750 monthly auto allowance and a $1,000 monthly personal allowance paid while he was CEO.

(4)

Represents the stock-based compensation recognized in fiscal 2007 in accordance with SFAS No. 123(R). Option awards are valued at the fair value on the grant date using the Black-Scholes model. Assumptions made in the valuation of options are discussed in Note 2 to the financial statements.

(5)	All Other Compensation represents a $400 monthly auto allowance.
(6)	Stock awards for Mr. Seidel and Mr. Colton were paid in accordance with their employment agreements.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ended July 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
J. Dickson	200,000	—	—	0.01	4/09/2011	—	—	—	—
	12,500	—	—	0.30	1/31/2011	—	—	—	—
	12,500	—	—	0.27	4/28/2011	—	—	—	—
	12,500	—	—	0.16	7/31/2011	—	—	—	—
	12,500	—	—	0.15	10/31/2011	—	—	—	—

E. Seidel	40,000	—	—	0.10	12/21/2007	—	—	—	—
	50,000	—	—	0.15	4/07/2008	—	—	—	—
	25,000	—		0.21	5/16/2008
	25,000	—	—	0.39	6/15/2008
	25,000	—	—	0.50	7/25/2003
	25,000	—	—	0.32	9/26/2008
	25,000	—	—	0.35	11/01/2008
	25,000	—	—	0.32	11/15/2008

L. Colton	20,000	—	—	0.15	12/21/2007	—	—	—	—

Employment Contracts and other Arrangements

In April 2007 the Company entered into a new eighteen month employment agreement with Mr. Dickson, our current President and CEO. The agreement specifies an annual base salary of $150,000, and, if the Company generates positive cumulative EBITDA of greater than $50,000 for any three consecutive months, the base salary will be increased to $200,000. The CEO will be entitled to receive quarterly bonus compensation in an amount approved by the Company’s Board of Directors based upon the performance criteria as may be established by the Compensation Committee from time to time. Such bonuses, which at no time may be less than 3% of the Company’s EBITDA as computed under GAAP, may be paid in cash or issued in shares of the Company’s common stock as elected by the CEO. The CEO shall also be entitled to receive an option to purchase 25,000 shares of the Company’s common stock, exercisable at the fair market price, for each month the Company has net income of a minimum of $10,000 as computed in accordance with GAAP. These options vest over the remaining term of the employment agreement. The CEO is entitled to a $750 per month automobile allowance and a $1000 per month personal allowance. If the CEO’s employment is terminated for any reason other than “cause”, the CEO will receive a lump sum payment equal to one (1) times the current base salary. If the CEO’s employment is terminated by the Company after a Change of Control, the CEO will receive a lump-sum payment equal to 2.99 times the current base salary.

In March 2007 the Company entered into a twenty-four month employment agreement with its Chief Financial Officer, Mr. Larry Colton. Mr. Colton currently receives a base salary of $125,000 and a $400 monthly automobile allowance. If his contract is not renewed he will receive a severance package equal to nine months of his annual compensation.

Change of Control Shares

On March 27, 2003, as part of an employee and board member retention program the Board of Directors voted to grant certain employees a total of 2,000,000 shares of our common stock or equivalent consideration thereof and the current and future board members 1,000,000 common shares if there is a change in control of greater than 50% ownership of the Company or a sale of all or substantially all its assets. Only those employees and board members employed or on the board at the time of the change will participate in the compensation.

Board Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors administers our Chief Executive Officer’s compensation package. The committee reviews, recommends and approves changes to our compensation policies and programs, makes recommendations to the Board of Directors as to the amount and form of executive officer compensation, and administers our stock option plans.

General Compensation Philosophy. Our compensation programs are designed to directly align compensation with individual performance and stockholder value. These programs enable us to attract, retain and reward executives and employees needed to accomplish our goals. The committee believes that executive pay should be linked to our overall performance. Therefore, we provide an executive compensation program, which includes base pay, long-term incentive opportunities through the use of stock options, shares and, in some cases, cash bonuses.

Base Salary. Base salary is designed primarily to be competitive with base salary levels in effect at high technology companies that are of comparable size and with which we compete for executive personnel. Base salary is set annually based on job-related experience, individual performance and pay levels of similar positions at comparable companies. Salaries for executive officers were generally determined on an individual basis by evaluating each executive’s scope of responsibility, performance, prior experience and salary history, as well as salaries for similar positions at comparable companies.

Cash Performance Awards. Management believes that cash performance awards, such as bonuses, should be tied to achievement of performance goals established by the committee. On June 2, 2003 the board approved a bonus plan based on achieving certain levels of profitability. If the management team achieves earnings per share of $0.01 to $0.10 per share then current senior managers will split a total bonus pool ranging from $10,000 to $100,000 based on the level of profitability. The computation was tied to profitability to directly tie the employee bonuses to goals that will enhance shareholder value.

Stock Options. In order to link the interests of our stockholders and senior management, we issue stock options. We believe that the practice of granting stock options is critical to retaining and recruiting the key talent necessary at all employee levels to ensure our success. Stock options generally have value for executive officers only if the price of our Common Stock increases above the fair market value of a share of Common Stock on the grant date and the officer remains in our employ for the period required for the options granted to such person to vest.

The number of shares subject to stock options granted is within the discretion of the Compensation Committee. In determining the size of stock option grants, the Compensation Committee considers the officer’s responsibilities, the expected future contribution of the officer to the Company’s performance and the number of shares, which continue to be subject to vesting under outstanding options. Stock options typically have been granted to executive officers when the executive first joins the Company. At the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company’s Common Stock.

Compensation for the Chief Executive Officer. Mr. Dickson’s base salary for the fiscal year 2007 was determined by the employment agreement with Mr. Dickson which began in April 2007. The Compensation Committee believes that the employment agreement terms are in a manner consistent with the factors described above for all executive officers.

Internal Revenue Code Section 162(m) Limitation. Section 162(m) of the Internal Revenue Code imposes a limit, with certain exceptions, on the amount that a publicly held corporation may deduct in any year for the compensation paid or accrued with respect to its five most highly compensated executive officers. In general, it is the Committee’s policy to qualify, to the maximum extent possible, executives’ compensation for deductibility under applicable tax laws.

Stock Options

We established the 1998 Stock Option Plan (the “1998 Plan”). The 1998 Plan is intended to provide the employees and directors of the Company with an added incentive to continue their services to the Company and to induce them to exert their maximum efforts toward the Company’s success. The 1998 Plan provides for the grant of options to directors and employees (including officers) of the Company to purchase up to an aggregate of twenty percent (20%) of the number of shares of Common Stock in the capital of the Company issued and outstanding from time to time less any shares of Common Stock reserved, set aside and made available pursuant to the terms of the Company’s employee share purchase plan (the “Share Purchase Plan”) and pursuant to any options for services rendered to the Company. The number of shares of Common Stock subject to options granted to any one person under the plan, the Share Purchase Plan and options for services rendered to the Company may not at any time exceed five percent (5%) of the outstanding shares of Common Stock. The 1998 Plan is currently administered by the Board of Directors. The Board determines, among other things, the persons to be granted options under the 1998 Plan, the number of shares subject to each option and the option price.

The 1998 Plan allows the Company to grant Non-Qualified Stock Options (“NQSOs”) not intended to qualify under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”). The exercise price of NQSO’s may not be less than the fair market value of the Common Stock on the date of grant. Options may not have a term exceeding ten years. Options are not transferable, except upon the death of the optionee.

During the fiscal year ended July 31, 2007 we did not issue any options to employees in accordance with the 1998 Plan. The Board members were issued 200,000 options in accordance with the Board compensation plan. All of these options are subject to vesting and are exercised at the current market price of our stock as of the date of issuance.

We have the right to increase the total amount of options, which may be issued so long as total outstanding options do not exceed 15% of the number of our fully diluted outstanding shares of Common Stock. Furthermore, in lieu of paying cash bonuses, the employees may be issued shares of our Common Stock at the then fair market value in an amount not to exceed 50% of that employee’s base salary. All of the options we have issued are subject to immediate vesting and are exercisable in the event of a change of control, which is defined as a sale of substantially all of our assets or a merger in which we are not the surviving entity.

As of July 31, 2007, we have issued, or reserved for issuance, 16,723,961 shares of our Common Stock relating to outstanding options and warrants which are categorized as follows:

Options issued to Directors	927,500	(1)

Options issued to Chief Executive Officer	250,000	(2)

Options issued in connection with acquisition of PEC	130,000	(3)

Options issued to Employees	722,848	(4)

Options issued to Consultants	21,429	(5)

Warrants relating to debentures	1,150,000	(6)

Warrants relating to private placement	11,435,309	(7)

Placement Agent warrants	2,086,875	(8)

Total	16,723,961

(1)	The options issued to our directors have strike prices ranging from $0.10 to $0.50 and are exercisable through July 31, 2012.

(2)	Mr. Dickson currently owns the following options with the following terms:

# of Options	Strike Price	# Vested	Expiration Date
200,000	$0.01	200,000	09/18/06
12,500	$0.30	12,500	03/27/07
12,500	$0.27	12,500	12/21/07
12,500	$0.16	12,500	04/07/08
12,500	$0.15	0	05/16/08

250,000		237,500

During fiscal year ended July 31, 2007, Mr. Dickson did not exercise any options and no options were canceled or expired

(3)	65,000 options immediately exercisable at $2.00 per share were issued to each of Randall K. Wright and Reed Mattingly.

(4)	Represents options issued to our employees at exercise prices ranging from $0.01 to $0.32. All of these options are currently exercisable.

(5)	21,429 options with a 5 year term were given to a public relations consultant with an exercise price of $0.49 per share.

(6)	Represents warrants issued to the agents of the debenture investors, exercisable at a price range of $0.16 to $0.63 per share, with a term of 10 years.

(7)	Represents warrants issued to purchasers of common stock with an exercise price of between $0.16 and $0.30 per share, with a term of between 2 and 3 years.

(8)	Represents 1,391,250 placement agent warrants to purchase a unit for $0.16. Each unit consists of one share of stock and one-half warrant to purchase another share of stock at $0.30.

The following table sets forth information with respect to our common stock that may be issued upon the exercise of outstanding options, warrants, and rights to purchase shares of our common stock as of July 31, 2007.

Plan Category	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column (a))
Equity Compensation Plans
Approved by
Stockholders	640,000	$0.21	13,420,411 (4)

Equity Compensation Plans
Not Approved by
Stockholders (1) (2) (3)	9,361,777	$0.10	N/A

Total	10,001,777	$0.05

(1)	Includes options issued to our CEO and Vice Chairman of the Board at $.01, and options issued to employees.
(2)	Includes 3,000,000 shares that may be issued in connection with a change of control, and 4,950,000 shares that may be issued in the event of default of repayment of outstanding notes payable.
(3)	Excludes 14,672,184 warrants issued to investors in connection with capital raising transactions not approved by our stockholders.
(4)	Based on a Board of Directors imposed limit of 15%, not the 20% shown in the approved plan.

Shareowner Investment Performance

The table below sets forth a comparison of the cumulative shareowner return of the Company’s Common Stock over the last five fiscal years with the cumulative total return over the same periods for the NASDAQ Composite Index and the Russell Microcap Index. The table compares the cumulative total return of the Company’s Common Stock assuming a $100 investment was made on July 31, 2002. The table is not necessarily indicative of future investment performance.

	Fiscal Year Ended July
	2002	2003	2004	2005	2006	2007
eAutoclaims, Inc.	$100.00	$125.00	$105.56	$ 58.33	$ 44.44	$ 44.44
NASDAQ Composite Index	$100.00	$130.62	$142.09	$164.49	$157.46	$191.70
Russell Microcap Index	$100.00	$131.27	$153.84	$185.12	$188.50	$205.58

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information with respect to the beneficial ownership of our Common Stock as of July 31, 2007 by:

•	each person who we know beneficially owns more than 5% of our Common Stock;
•	each of our directors and each individual who serve as our named executive officers individually as of July 31, 2007; and
•	all of our directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage(2)
Jeffrey D Dickson (5)	1,983,513	2.12%
Larry Colton (4)	135,017	0.14%
Eric Seidel (3)	1,808,375	1.93%
Christopher Korge (6)	7,177,696	7.66%
John K. Pennington (7)	655,098	0.70%
Canadian Advantage Limited Partnership (8)	2,991,504	3.19%
Advantage (Bermuda) Fund, Ltd. (9)	1,106,447	1.18%
William Lewis (10)	27,085,495	28.90%

Directors and officers	42,943,145	45.81%
as a group (6 persons) (11)

(1)

Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise noted, each such person is deemed to be the beneficial owner of shares of Common Stock held by such person on July 31, 2007, and any shares of Common Stock which such person has the right to acquire pursuant to securities exercisable or exchangeable for, or convertible into, Common Stock, within 60 days from such date. The address of each beneficial owner is in care of the Company, 110 East Douglas Rd, Oldsmar, Florida 34677.

(2)

Based on 93,736,071 shares of Common Stock outstanding at the close of business on July 31, 2007. Excludes: (i) shares currently issuable pursuant to outstanding options issued under Stock Option Plan; (ii ) shares issuable upon exercise of other outstanding warrants; and (iii) shares of our Common Stock issuable upon conversion of outstanding convertible notes. This amount excludes shares reserved for outstanding options and warrants. 1,000,000 warrants issued to Mr. Korge were included (see note 6 below).

(3)

Mr. Seidel was issued (i) 400,000 shares of our Common Stock as founder shares, (ii) He acquired 12,341 in open market purchases and, (iii) exercised 1,640,004 of options granted to him by the company, (iv) he subsequently gave up 104,753 in a divorce and sold another 1,230,000 shares, (v) The acquisition of 850,783 shares pursuant to the terms of his employment agreement, (vi) vested options to acquire 240,000 common shares at exercise prices between $0.10 and $0.69.

(4)

Mr. Colton’s ownership represents, (i) 62,517 common shares acquired through exercising options at $.01 per share, and (ii) 52,500 shares acquired pursuant to the terms of his employment agreement, and (iii) vested options to acquire up to 20,000 common shares at an exercise price of $0.15 See “Executive Compensation – Employment Contracts and Other Matters”.

(5)

Mr. Dickson’s ownership includes (i) 10,000 shares of our Common Stock issued as founder shares, (ii) 17,504 shares acquired in the open market, (iii) 1,338,509 shares issued to him for his service on the board, (iv) the sale of 320,000 shares (v) the exercise of options to acquire 700,000 shares at an exercise price of $0.01; (vi) options to acquire up to 200,000 shares of our Common Stock at $0.01 and (vii) options to acquire 37,500 shares at exercise prices between $0.16 and $0.30. This amount excludes options to acquire up to 12,500 common shares at an exercise price of $0.15 that vest in October 2007.

(6)

Mr. Korge’s ownership consists of (i) 488,090 common shares relating to the conversion of $300,000 of our convertible debentures, which matured on September 30, 2001 at a conversion price of $0.63, (ii) 835,827 shares issued to him for his service on the board, (iii) 15,000 shares that he purchased on the open market, (iv) 107,527 shares purchased from the Company in August 2003, (v) warrants to acquire up to 1,000,000 shares of our Common Stock at a conversion price of $0.16 in connection with the issuance of our convertible debentures in 2001, (vi) 892,857 shares of our Common Stock issued in June 2004 in exchange of a convertible debenture (vii) 892,858 shares of our Common Stock issued as a result of the Company not meeting certain claims volume targets in March and August 2005, (viii) 1,785,715 shares of our Common Stock acquired as a result of the exercising of $0.16 warrants in March 2006, (ix) 625,000 shares acquired as a result of exercising warrants; (x) 22,322 warrants to purchase shares of the Company Stock as part of a warrant exercise program. The warrants are for three years and have a conversion price of $0.30; (xi) 312,500 warrants to purchase shares of the Company stock as a part of a warrant exercise program. The warrants are for three years and have a conversion price of $0.16 and (xii) options to acquire 200,000 shares at exercise prices between $0.13 and $0.45 for services as a director. This amount excludes unvested options to acquire up to 50,000 common shares at exercise prices of $0.13 to $0.16, which vest through July 31, 2008.

(7)

Mr. Pennington’s ownership represents (i) 567,598 shares issued to him for his service on the board and (ii) options to acquire 87,500 shares at exercise prices between $0.14 and $0.30. This amount excludes unvested options to acquire up to 50,000 common shares at exercise prices of $0.13 to $0.16, which vest through July 31, 2008.

(8)	Represents 2,991,504 shares as reported on a Schedule 13D on or about July 31, 2007. John Pennington has investment decision-making authority for this entity.

(9)	Represents 1,106,447 shares as reported on a Schedule 13D on or about July 31, 2007. John Pennington has investment decision-making authority for this entity.

(10)

Mr. Lewis’ ownership consists of (i) 4,000,000 shares purchased from the Company in January, 2005, (ii) 9,696,815 shares purchased on the open market, (iii) 1,346,422 shares purchased from a third party investor in July, 2005 as a result of that investor’s conversion of their preferred stock, (iv) 447,300 shares issued to him for his service on the Company’s Board of Directors, to which he was elected in May, 2006 (v) 1,875,000 shares acquired as a result of exercising warrants on April 30, 2007, (vi) 534,420 shares issued to him for consulting services provided to the Company in June 2007 (vii) 5,615,358 shares acquired as a result of exercising warrants in June 2007 as part of a warrant exercise program (viii) 3,557,680 warrants acquired as part of a June 2007 warrant exercise program. The warrants are for 2 years and have an exercise price of $0.16, (ix) options to acquire 12,500 shares at an exercise price of $0.16 for services as a director. This amount excludes unvested options to acquire up to 50,000 common shares at exercise prices of $0.13 to $0.16, which vest through July 2008.

(11)

Includes outstanding options and warrants to acquire up to 5,852,502 shares of our Common Stock issued to our officers and directors, which are currently exercisable. The total shares include 2,991,504 from Canadian Advantage Limited Partnership and 1,106,447 from Advantage (Bermuda) Fund Ltd for which Mr. Pennington has investment decision-making authority. Mr. Pennington disclaims beneficial ownership of these shares.

Certain Relationships and Related Transactions

In January 2007, Mr. Jeffrey D. Dickson became President and CEO of eAutoclaims, Inc. Prior to January, Mr. Dickson was the Chairman of the Board of Directors of eAutoclaims, a position he held since December, 1999. During the time Mr. Dickson was Chairman of the Board, in addition to his board duties, Mr. Dickson agreed to provide Mr. Seidel, the then Chief Executive Officer, day-to-day advisory services concerning management, capitalization, corporate structure, organizational, industrial and regulatory issues, for which he was paid a fee according to the terms of the consulting agreement.

As part of this agreement, Mr. Dickson was entitled to a non-interest bearing $126,500 line of credit that was originally established in fiscal year 2000. No borrowings were made subsequent to September 2002 or will be made in the future under this line of credit. As of July 31, 2006, the loan balance has been paid in full.

In June 2005 Mr. Dickson and the Company terminated the consulting arrangement described above. We subsequently entered into an agreement with a firm, which Mr. Dickson is associated with, to perform basically the same services as were being performed under the previous agreement. We paid an annual fee of $74,100, payable every two weeks, to this firm. This agreement was replaced with an employment contract effective April 1, 2007 upon Mr. Dickson becoming CEO. Also in April, 2007 Mr. Eric Seidel, the previous CEO, became Vice Chairman of the Board. Subject to certain conditions, Mr. Seidel will receive his annual salary, per the terms of his employment agreement, for the next twelve months. We are currently in a dispute with Mr. Seidel regarding his entitlement to remaining payments under this arrangement.

Limitation of Directors Liability; Indemnification of Directors, Officers, Employees, and Agents

Our articles of incorporation eliminate the personal liability of any director of our company to us or our stockholders for money damages for breach of fiduciary duty as a director or officer, to the fullest extent allowed by the General Corporation Law of Nevada, or NGCL. Under the NGCL, directors and officers will not be individually liable to us or our stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. The effect of these provisions in our articles of incorporation is to eliminate our rights and the rights of our stockholders (through stockholders’ derivative suits on our behalf) to recover money damages from a director for all actions or omissions as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described above. These provisions do not limit or eliminate our rights or the rights of our stockholders to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s duty of care.

Our articles of incorporation require us to indemnify and advance expenses to any person who incurs liability or expense by reason of such person acting as a director of our company, to the fullest extent allowed by the NGCL. This indemnification is mandatory with respect to directors in all circumstances in which indemnification is permitted by the NGCL, subject to the requirements of the NGCL. In addition, we, in our sole discretion, may indemnify and advance expenses, to the fullest extent allowed by the NGCL, to any person who incurs liability or expense by reason of such person acting as an officer, employee, or agent of our company, except where indemnification is mandatory pursuant to the NGCL, in which case we are required to indemnify to the fullest extent required by the NGCL.

Report of the Audit Committee

The Board of Directors has appointed an Audit Committee, which consisted of three directors during fiscal 2007.

The primary responsibility of the committee is to oversee our (a) financial reporting process on behalf of the board of directors, (b) system of internal accounting and financial controls, (c) outside auditors’ independence and performance, and (d) compliance with any legal compliance and ethics programs as may be established from time to time by the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors’ judgments as to the quality, not just the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditors the auditors’ independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditors.

The committee discussed with our independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our company, the internal controls, and the overall quality of the financial reporting. The committee held four meetings during fiscal 2007.

Based on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended July 31, 2007 for filing with the Securities and Exchange Commission. The committee and the board of directors also have recommended the selection of the independent auditors.

Management of the Company is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. The responsibility of the Audit Committee is to monitor and review these processes. It is not the Committee’s duty or the Audit Committee’s responsibility to conduct auditing or accounting reviews or procedures. None of the members of the Audit Committee are accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the members have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. The Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”

The report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

John K Pennington., Chairman

Christopher Korge

Jeffrey D. Dickson

Compensation of Auditors

Audit Fees. Our independent auditors, Goldstein Golub Kessler LLP, billed the Company an aggregate of $96,500 in fees and expenses for professional services rendered in connection with the audit of the Company’s financial statements for the fiscal year ended July 31, 2006 and the reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-QSB during the fiscal year ended July 31, 2007.

Financial Information Systems Design and Implementation Fees. Goldstein Golub Kessler LLP did not provide the Company any professional services for financial information systems design or implementation for the fiscal year ended July 31, 2007.

All other Fees. Goldstein Golub Kessler LLP billed the Company an aggregate of $2,682 in fees and expenses during the year ended July 31, 2007, primarily for the following professional services:

Audit related services	$2,682	(1)
Taxes	$ 0
All Other Fees-Sarbanes Oxley	$ 0

(1)	Audit related services include the review of Form S-1 related to the Company’s registration statement and related offerings and accounting advice

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the Forms 3, 4 and 5 filed during fiscal 2007 the registrant reasonably believes, except as described below, that each person who, at any time during the current fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock filed the appropriate form on a timely basis with respect to changes in such owner’s beneficial ownership of our common stock. Mr. Mattingly was delinquent in his Form 4 filing regarding the sale of 7,500 shares of common stock that occurred on or about December 19, 2006.

MATTERS TO BE PRESENTED

As of the date of this Proxy Statement, the only matter which management intends to present, or is informed that others will present, for action at the Annual Meeting, is the election of the Board of Directors. If any other matters are presented at the Annual Meeting, the accompanying proxy will be voted in accordance with the best judgment of the proxy holders.

STOCKHOLDER PROPOSALS

Stockholders are entitled to present proposals for action at our 2008 Annual Meeting of Stockholders if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of shareholders of the Company that are intended to be presented for consideration at the Company’s 2008 Annual Meeting of Stockholders must be received by the Company no later than September 30, 2008, and must otherwise comply with the requirements of Rule 14a-8 of the Securities and Exchange Commission, in order that they may be considered for inclusion in the Information Statement and form of proxy relating to that meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The Securities and Exchange Commission rules permit registrants to send a single set of the annual report and proxy statement to any household at which two or more shareholders reside if the registrant believes they are members of the same family. Each shareholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports. Those options are available to you at any time.

EXPENSES OF SOLICITATION

The Company will bear the expenses of preparing and mailing this proxy material, as well as the cost of any required solicitation. In addition to this solicitation of proxies, the officers, Directors and regular employees of the Company, without receiving any additional compensation therefore, may solicit proxies by mail, telephone, or personal contact. The Company will also request stockholders, banks and other fiduciaries to forward proxy material to their principals or customers who are the beneficial owners of shares and will reimburse them for reasonable out-of-pocket expenses incurred.

By order of the Board of Directors

/s/	William Austin Lewis IV

William Austin Lewis IV

Chairman of the Board

November 14, 2007

Oldsmar, Florida

eAUTOCLAIMS, INC.

REVOCABLE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 20, 2007

THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY

The undersigned stockholder of eAUTOCLAIMS, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated November 14, 2007 and hereby appoints William Austin Lewis IV and Jeffrey D. Dickson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of eAUTOCLAIMS, INC., to be held on Thursday December 20, 2007 at 10:00 a.m., Eastern Standard Time, at the offices of the Company, 110 E. Douglas Road, Oldsmar, Florida 34677, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.     ☒

		FOR all nominees listed at right (except as indicated)	WITHHOLD AUTHORITY to vote for all nominees listed at right	NOMINEE

1.	ELECTION OF DIRECTORS:	☐	☐	Jeffrey D. Dickson
William Austin Lewis IV
Christopher Korge
John K. Pennington
Larry C. Colton

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list at right.

2.	Other matters that may come before the meeting.

If any other matters are properly brought before the Meeting (or any adjournments of the Meeting) the persons named as Proxies or their substitutes are authorized to vote upon such other matters in their discretion.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

Signature _______________________________		Dated: ,__________________________ 2007.
Signature if held jointly

NOTE:   Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized personnel.